                                                                   EXHIBIT 10.16

                          BLACKED-OUT TEXT OMITTED AND
                           SEPARATELY FILED WITH THE
                            SECURITIES AND EXCHANGE
                                   COMMISSION

- --------------------------------------------------------------------------------

                            AMENDMENT AND EXTENSION

                                       OF

                            AIRCRAFT OPERATING LEASE

- --------------------------------------------------------------------------------

1.0     DATE, PARTIES AND RECITATIONS

        1.1     DATE.   This amendment and extension of an aircraft operating
lease (this "amendment") is effective April 24, 1996.

        1.2 PARTIES. The parties to this amendment are Ting Hong Oceanic Enterprises Co., Ltd. ("Ting Hong"), and Kitty Hawk Aircargo, Inc. ("Kitty Hawk").

        1.3 AIRCRAFT OPERATING LEASE. Ting Hong and Kitty Hawk are parties to an Aircraft Operating Lease (the "lease") dated March 14, 1996, under which Kitty Hawk currently leases to Ting Hong and operates one cargo-configured Boeing 727-200 aircraft, serial number 20995, registration number N854AA.

        1.4 MODIFICATION AND EXTENSION. Ting Hong and Kitty Hawk modify and extend the lease and otherwise agree as follows.

2.0     ACKNOWLEDGMENTS AND AMENDMENTS

        2.1 DEFINED TERMS. Terms that are defined in the lease have the same defined meanings when used in this amendment.

        2.2 COMMENCEMENT DAY AND TERM EXTENSION. The parties acknowledge that the commencement day of the lease was May 3, 1995. Paragraph 3.5 of the lease is amended so that the term of the lease is extended to and ends at midnight GMT on August 31, 1997. The portion of the term of the lease from the effective date of this amendment through August 31, 1997, is referred to in this amendment as the "extended term."

        2.3 PAID UNUSED HOURS. The parties acknowledge that guaranteed flight hours under Paragraph 3.11(F) of the lease exceeded by 165 hours the actual flight hours to the date of this amendment. Kitty Hawk acknowledges that Ting Hong has paid additional rent under Paragraph 3.11(F) of the lease for those 165 guaranteed but unused flight hours.




Amendment and Extension of Aircraft Operating Lease                  Page 1 of 3

        2.4 Hourly Rent. Paragraph 3.11(A) of the lease is changed to provide that Ting Hong shall pay to Kitty Hawk rent of [BLACKOUT] for each flight hour of use of the leased aircraft during the extended term; except that:

        A. if the aggregate flight hours in any consecutive 12 month period during the extended term exceed 1,500, then the hourly rent for any additional flight hours in that 12 month period will be waived until hourly rent has been so waived for an aggregate of 165 flight hours during the extended term; and

        B. if the aggregate flight hours in any consecutive 12 month period during the extended term exceed 1,800, then the hourly rent for all flight hours over 1,800 in that 12 month period ("reduced rate hours") will be reduced to [BLACKOUT].

        2.5 Monthly Rent Payment. Paragraph 3.11(D) of the lease is modified to provide that no later than May 25, 1996, and no later than the twenty-fifth day of each calendar month thereafter, Ting Hong must pay to Kitty Hawk (i) [BLACKOUT] as a prepayment for 125 flight hours in the next calendar month of the extended term, and (ii) the rent, if any, for all then completed flight hours for which Ting Hong has not previously paid rent.

        2.6 Scheduled Maintenance. Paragraphs 3.2, 3.6 and 3.11 of the lease are modified to provide that:

        A. Kitty Hawk may on May 1, 1996, remove the leased aircraft from service for scheduled maintenance, and Kitty Hawk will not be obligated to operate the leased aircraft or any substitute aircraft under the lease until the earlier of (i) the date the scheduled maintenance is completed and the leased aircraft is available for operations at the Saipan base, or (ii) June 7, 1996; and if delivery is later, Kitty Hawk will supply alternate aircraft or pay Ting Hong for startup/standown expenses of their 727-100 aircraft.

        B. Ting Hong will have no obligation to prepay or pay any rent for; flight hours operated during the month of May 1996.

        2.7 Repositioning Fee. Paragraphs 3.11(E) of the lease is modified to provide that the repositioning fee under that paragraph is payable not later than August 25, 1997.

        2.8 Guaranteed Flight Hours. Paragraphs 3.11(F) of the lease is modified to provide that Ting Hong (i) does not guarantee any number of aggregate flight hours during the extended term, but (ii) does guarantee to pay rent for at least 125 flight hours, whether or not used, during each month of the extended term in which the leased aircraft is in service (except that if the leased aircraft is not dispatch ready on June 1, 1996, the monthly minimum flight hour guarantee for the month of June 1996 will be proportionally reduced per diem to apply only to the days in which the leased aircraft is dispatch ready).

                            BLACKED-OUT TEXT OMITTED
                         AND SEPARATELY FILED WITH THE
                            SECURITIES AND EXCHANGE
                                   COMMISSION

        2.9 Third-Party Operations. Paragraphs 3.2 of the lease is modified to provide that during the extended term both Ting Hong and Kitty Hawk have the right to offer the use of the leased aircraft to third parties. Ting Hong may tender cargo of third parties for any scheduled operation, without affecting any of its obligations under the lease as modified by this amendment. Kitty Hawk may employ the aircraft for operations for third parties so long as those third party operations do not materially interfere with Kitty Hawk's performance of its obligations to Ting Hong under the lease as modified by this amendment; and the number of hours, if any, of Kitty Hawk's operation of the leased aircraft in such third party revenue service during the extended term will be included in aggregate flight hours for purposes of determining when Ting Hong is entitled to the reduced rate hours under Para. 3.11(A) of; the lease as modified by Para. 2.4(B) of this amendment. Third party operations will also be used for meeting Ting Hong's guaranteed flight hours.

        2.10 Rights of First Refusal. As a material inducement to Kitty Hawk to execute this amendment, Ting Hong promises that it shall not during the extended term, without giving Kitty Hawk at least 30 days' prior written notice and the right of first refusal at rates and term offered by a third party, either (i) enter into any operating lease of any additional aircraft with any third party for services such as those supplied by the leased aircraft under the lease, or (ii) renew or extend any existing operating agreement or execute any new operating agreement with any third party to operate any aircraft now owned or leased by Ting Hong, or to be acquired by Ting Hong during the extended term, for services such as those supplied by the leased aircraft under the lease. Kitty Hawk is obligated to provide technical assistance at no cost to transition aircraft owned by Ting Hong to the Kitty Hawk maintenance program in order that the aircraft be operated by Kitty Hawk.

        2.11 Waiver of Known Defaults. Each party waives and releases all known claims, if any, against the other for breach of any obligation under the lease to the date of this amendment.

        2.12 No other Modifications. The lease has not been modified except under this amendment, and as modified by this amendment remains effective.


                                KITTY HAWK AIRCARGO, INC.


                                BY: /s/ TILMON J. REEVES
                                   --------------------------
                                        Tilmon J. Reeves
                                        President


                                TING HONG OCEANIC ENTERPRISE CO., LTD.


                                BY: /s/ TE-SHENG LEE
                                   ------------------------- for
                                        Jan Goang Fei
                                        President